UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2016

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Canal View Boulevard Suite 300 Rochester, NY		14623
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on May 24, 2013, Document Security Systems, Inc. (the “Company”) entered into a Promissory Note (the “CNE Note”) with Congregation Noam Elimelech (the “Lender”), in the principal sum of $850,000. The CNE Note was amended on May 2, 2014 and February 23, 2015 to extend its maturity date and restructure its payment schedule.

On April 12, 2016, the Company entered into Promissory Note Amendment No. 3 (“CNE Note Amendment No. 3”) with Lender amending the CNE Note (i) to extend the Maturity Date to May 31, 2017 (the “Extended Maturity Date”) and (ii) to provide for principal payments in the amount of $15,000 per month plus interest through the Extended Maturity Date, and a balloon payment of $430,000 due on the Extended Maturity Date. Except as expressly amended by CNE Note Amendment No. 3, all the other terms and conditions of the CNE Note and previously executed amendments thereto will remain effective and in force through the Extended Maturity Date. The Lender is neither an affiliate of, nor a related party to the Company.

The forgoing description is a summary only, does not purport to set forth the complete terms of CNE Note Amendment No. 3, and is qualified in its entirety by reference to Promissory Note Amendment No. 3 filed as Exhibit 10.1 to this Current Report on Form 8-K.

Also as previously reported, on December 30, 2011, the Company entered into a Convertible Promissory Note (the “Laufer Note”) with Mayer Laufer (“Laufer”), in the principal sum of $575,000. The Laufer Note was amended on May 24, 2013 and February 23, 2015 to extend its maturity date, to restructure its payment schedule, and to eliminate its conversion feature.

On April 12, 2016, the Company entered into Convertible Promissory Note Amendment No. 3 (“Laufer Note Amendment No. 3”) amending the Laufer Note (i) to extend the Maturity Date to May 31, 2017 (the “Extended Note Maturity Date”) and (ii) to provide for principal payments in the amount of $15,000 per month plus interest through the Extended Note Maturity Date, and a balloon payment of $155,000 due on the Extended Note Maturity Date. Except as expressly amended by Laufer Note Amendment No. 3, all other terms and conditions of the Laufer Note and previously executed amendments thereto will remain effective and in force through the Extended Note Maturity Date. Laufer is neither an affiliate of, nor a related party to the Company.

The foregoing description is a summary only, does not purport to set forth the complete terms of Laufer Note Amendment No. 3, and is qualified in its entirety by reference to Convertible Promissory Note Amendment No. 3 filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Promissory Note Amendment No. 3 between Document Security Systems, Inc. and Congregation Noam Elimelech dated April 12, 2016.

10.2	Convertible Promissory Note Amendment No. 3 between Document Security Systems, Inc. and Mayer Laufer dated April 12, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: April 15, 2016	By:	/s/ Jeffrey Ronaldi
Jeffrey Ronaldi
Chief Executive Officer